Exhibit 23.4


                                  [LETTERHEAD]



                       CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
The Tredegar Trust Company

We  hereby  consent  to the use in the Proxy  Statement  of The  Tredegar  Trust
Company dated April     1997 of our report dated February 5, 1997 on our audit
of the financial statements of The Tredegar Trust Company and to the reference to our firm under the heading experts in the Proxy Statement/Prospectus.


                                            /s/ Harris, Hardy & Johnstone, P.C.



April 2, 1997